                                                                       EXHIBIT 1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required on Schedule 13G need be filed with respect to ownership by each of the undersigned of shares of Common Stock of Select Comfort Corporation.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: December 11, 2002

CONSUMER VENTURE PARTNERS I, L.P.

By:  Consumer Venture Associates, L.P.

     By:            *
        ---------------------------------
        Pearson C. Cummin III
        General Partner


CONSUMER VENTURE ASSOCIATES, L.P.

By:                 *
   --------------------------------------
   Pearson C. Cummin III
   General Partner

CONSUMER VENTURE PARTNERS II, L.P.

By:  Consumer Venture Associates II, L.P.


     By:              *
        ---------------------------------
        Pearson C. Cummin III
        General Partner

CONSUMER VENTURE ASSOCIATES II, L.P.


By:                 *
   ---------------------------------------
   Pearson C. Cummin III
   General Partner


               *
------------------------------------------
Pearson C. Cummin III


                               Page 12 of 14 pages
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   /s/ Christopher P. Kirchen
---------------------------------------
Christopher P. Kirchen

                                                   /s/ Christopher P. Kirchen
                                                  ------------------------------
                                                  Christopher P. Kirchen
                                                  Attorney-in-Fact

--------------------------------------------------------------------------------
This Agreement was executed pursuant to Powers of Attorney filed with the Securities and Exchange Commission on February 16, 1993, in connection with a
Schedule 13G for Natural Wonders, Inc., which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as
Exhibit 2.


                               Page 13 of 14 pages